Baird Chautauqua International Growth Fund
Schedule of Investments, March 31, 2023 (Unaudited)
				% of
		Shares	Value	Net Assets
Common Stocks

Aerospace & Defense
Safran SA (France) (2)		150,752	$22,316,919	3.8%
Automobile Components
Aptiv PLC (United States) (1)		124,156	13,929,062	2.4%
Automobiles
Suzuki Motor Corp. (Japan) (2)		521,985	19,009,345	3.2%
Banks
Bank Rakyat Indonesia Persero Tbk PT (Indonesia) (2)		66,459,700	21,057,943	3.6%
DBS Group Holdings Ltd. (Singapore) (2)		743,603	18,487,265	3.1%
HDFC Bank Ltd. - ADR (India)		346,431	23,096,555	3.9%
			62,641,763	10.6%
Biotechnology
BeiGene Ltd. - ADR (China) (1)		63,490	13,683,999	2.3%
Genmab A/S (Denmark) (1)(2)		56,644	21,411,733	3.6%
			35,095,732	5.9%
Broadline Retail
Alibaba Group Holding Ltd. - ADR (China) (1)		122,246	12,491,096	2.1%
Prosus NV (China) (2)		234,388	18,353,611	3.1%
			30,844,707	5.2%
Capital Markets
Hong Kong Exchanges & Clearing Ltd. (Hong Kong) (2)		355,308	15,748,931	2.7%
Commercial Services & Supplies
Waste Connections, Inc. (United States)		170,141	23,661,509	4.0%
Electronic Equipment, Instruments, & Components
Keyence Corp. (Japan) (2)		42,147	20,656,615	3.5%
Entertainment
Sea Ltd. - ADR (Singapore) (1)		130,252	11,273,311	1.9%
Financial Services
Adyen NV (Netherlands) (1)(2)		14,840	23,646,583	4.0%
Health Care Equipment & Supplies
Coloplast A/S (Denmark) (2)		106,474	14,019,147	2.4%
Health Care Providers & Services
Sinopharm Group Co. Ltd. (China) (2)		5,979,164	18,067,655	3.1%
Independent Power and Renewable Electricity Producers
Brookfield Renewable Corp. (United States)		335,191	11,714,925	2.0%
Insurance
Fairfax Financial Holdings Ltd. (Canada)		37,887	25,197,168	4.3%
IT Services
Tata Consultancy Services Ltd. (India) (2)		569,999	22,342,734	3.8%
Life Sciences Tools & Services
Wuxi Biologics Cayman, Inc. (China) (1)(2)		961,986	5,927,721	1.0%
Machinery
FANUC Corp. (Japan) (2)		411,675	14,866,486	2.5%
Pharmaceuticals
Novo Nordisk A/S - ADR (Denmark)		199,579	31,761,002	5.4%
Professional Services
Recruit Holdings Co. Ltd. (Japan) (2)		424,970	11,690,516	2.0%
Semiconductors & Semiconductor Equipment
ASML Holding NV (Netherlands)		38,565	26,251,582	4.5%
SolarEdge Technologies, Inc. (United States) (1)		54,458	16,552,509	2.8%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)		253,787	23,607,267	4.0%
			66,411,358	11.3%
Software
Atlassian Corp. (United States) (1)		80,782	13,827,455	2.4%
Constellation Software, Inc. (Canada)		16,153	30,368,715	5.2%
Temenos Group AG (Switzerland) (2)		190,281	13,240,911	2.3%
			57,437,081	9.9%
Textiles, Apparel, & Luxury Goods
Kering SA (France) (2)		23,922	15,607,453	2.6%
Total Common Stocks			573,867,723	97.5%
(Cost $465,722,166)

Short-Term Investment
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 4.67% (3)		11,855,475	11,855,475	2.0%
Total Short-Term Investment			11,855,475	2.0%
(Cost $11,855,475)
Total Investments			585,723,198	99.5%
(Cost $477,577,641)
Other Assets in Excess of Liabilities			2,662,849	0.5%
TOTAL NET ASSETS			$588,386,047	100.0%

Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 Security.
(3)	Seven-Day Yield.
ADR	- American Depositary Receipt
Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).
GICS® was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Country Allocation
Country	Percentage
Canada	9.5%
China	11.7%
Denmark	11.4%
France	6.5%
Hong Kong	2.7%
India	7.7%
Indonesia	3.6%
Japan	11.3%
Netherlands	8.5%
Singapore	5.1%
Switzerland	2.3%
Taiwan	4.0%
United States	13.6%
Cash	2.1%

Baird Chautauqua International Growth Fund
Summary of Fair Value Exposure at March 31, 2023 (Unaudited)

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability. These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 - Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2023:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$277,416,155	$296,451,568	$–	$573,867,723
Total Equity	277,416,155	296,451,568	–	573,867,723
Short-Term Investment
Money Market Mutual Fund	11,855,475	–	–	11,855,475
Total Short-Term Investment	11,855,475	–	–	11,855,475
Total Investments*	$289,271,630	$296,451,568	$–	$585,723,198

*Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report.